UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2016

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

16803 Dallas Parkway Dallas, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Optional Partial Redemption of 2017 Notes

On November 22, 2016, TransAtlantic Petroleum Ltd. (the “Company”) sent a Partial Redemption Election Notice to U.S. Bank National Association, as trustee (the “Trustee”), electing to effect an optional redemption of $4,275,000 in aggregate principal amount of the Company’s outstanding 13.0% Convertible Notes due 2017 (CUSIP Nos. 89355Y AA7 and 89355Y AB5) (the “2017 Notes”), at a cash redemption price equal to 100.00% of the principal amount thereof plus accrued and unpaid interest thereon to the redemption date of January 1, 2017 (such date, the “Redemption Date”) (such amount, the “Redemption Amount”).

Interest on the 2017 Notes called for redemption will cease to accrue on and after the Redemption Date.  If permitted by Article V of the Indenture, dated as of February 20, 2015, between the Company and the Trustee (the “Indenture”), holders of 2017 Notes may convert their 2017 Notes into the Company’s common shares prior to the Redemption Date.

The Indenture provides that the 2017 Notes must be surrendered to the paying agent in order to collect the Redemption Amount.  For 2017 Notes that are evidenced only in book-entry form (“Book-Entry Notes”) on the records of the Depository (as defined in the Indenture), payment of the Redemption Amount will be made without requiring presentation of the 2017 Notes.  For 2017 Notes in physical form, the holder must surrender the 2017 Notes to the paying agent in order to collect the Redemption Amount and receive a new 2017 Note for the unredeemed portion.

A Notice of Optional Partial Redemption will be sent to the registered holders of the 2017 Notes on or before December 2, 2016 in accordance with the requirements of the Indenture. A copy of the Notice of Optional Partial Redemption is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Declaration of Cash Dividend on Series A Preferred Shares

On November 29, 2016, the Company’s Board of Directors declared a cash dividend of $0.966667 per outstanding share of the Company’s 12.0% Series A Convertible Redeemable Preferred Shares payable on December 31, 2016 to holders of record at the close of business on December 15, 2016 for the period from November 4, 2016 to December 31, 2016.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Notice of Optional Partial Redemption of 13.0% Convertible Notes due 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 29, 2016

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Chad D. Burkhardt
Chad D. Burkhardt
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Notice of Optional Partial Redemption of 13.0% Convertible Notes due 2017.

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